EXHIBIT 32.1

Co-Registrant (Commission File Number 000-30761):

UbiquiTel Inc.

One West Elm Street

Suite 400

Conshohocken, Pennsylvania 19428

Co-Registrant (Commission File Number 333-39950):

UbiquiTel Operating Company

One West Elm Street

Suite 400

Conshohocken, Pennsylvania 19428

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of UbiquiTel Inc. and UbiquiTel Operating Company on Form 10-Q for the quarterly period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Donald A. Harris, Chief Executive Officer of UbiquiTel Inc. and UbiquiTel Operating Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of UbiquiTel Inc. and UbiquiTel Operating Company.

UBIQUITEL INC.

/s/ Donald A. Harris
Donald A. Harris
President and Chief Executive Officer

UBIQUITEL OPERATING COMPANY

/s/ Donald A. Harris
Donald A. Harris
President and Chief Executive Officer

August 6, 2004